UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud,	Switzerland	0-29174	None
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Interim Chief Financial Officer

On June 12, 2024, the Board of Directors (the “Board”) of Logitech International S.A. (“Logitech” or “Company”) appointed Meeta Sunderwala, the Company’s Chief Accounting Officer, to the role of Interim Chief Financial Officer (“Interim CFO”) effective immediately.

Ms. Sunderwala, 53, has served as Vice President, Chief Accounting Officer of the Company since August 2020. Prior to joining Logitech, she spent four years as Vice President, Internal Audit at eBay Inc., a global e-commerce company. Prior to that, Ms. Sunderwala spent nearly 16 years at Hewlett-Packard Company, a global technology company, from 1999 to 2015. At Hewlett-Packard, she served in a variety of management positions in Finance, including Vice President, Assistant Corporate Controller and Senior Director of M&A Reporting, Revenue Recognition and Technical Accounting.

In addition to Ms. Sunderwala’s existing compensation as Logitech’s Chief Accounting Officer, she will receive the following compensation in connection with her appointment as Interim CFO:

•Additional annual base salary of $159,972 to be paid bi-weekly so long as Ms. Sunderwala continues to serve as Logitech’s Interim CFO; and
•Annual cash target bonus opportunity set at 90% of Ms. Sunderwala’s July 1, 2024 base salary (excluding the above additional base salary), prorated for Ms. Sunderwala’s term of service as Interim CFO, and with the actual bonus award being determined in accordance with the terms and conditions of the Logitech Management Performance Bonus Plan, at the regular time of such determination after the relevant fiscal year.

Ms. Sunderwala has no other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no arrangements or understandings between Ms. Sunderwala and any other persons pursuant to which Ms. Sunderwala was appointed as Interim CFO, and there are no family relationships between Ms. Sunderwala and any director or executive officer of the Company.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Johanna (Hanneke) Faber

Johanna (Hanneke) Faber
Chief Executive Officer

/s/ Samantha Harnett

Samantha Harnett
Chief Legal Officer
June 13, 2024